SUPPLEMENT DATED MAY 1, 2004

TO PROSPECTUS DATED MAY 1, 1994

WRL FREEDOM SP PLUS ®

Issued through

WRL Series Life Account

By

Western Reserve Life Assurance Co. of Ohio

The following information supplements information provided on page 7, fifth paragraph of the Prospectus under the heading “11. What Charges are Assessed in Connection with the Policy?”

 As of April 30, 2004, the Alger Aggressive Growth portfolio merged into the Transamerica Equity portfolio; the Templeton Great Companies Global portfolio merged into the Janus Global portfolio and then the name changed to Templeton Great Companies Global; the Janus Balanced portfolio was restructured as the Transamerica Balanced portfolio; PBHG Mid Cap Growth portfolio merged into the Transamerica Growth Opportunities portfolio; LKCM Strategic Total Return portfolio merged into the Transamerica Value Balanced portfolio; and GE U.S. Equity portfolio merged into Great Companies – America portfolio; and Dreyfus Mid Cap was restructured as the J.P. Morgan Mid Cap Value.

The following information is added to page 9, under the section entitled “Death Benefit, Cash Value and Net Surrender Value Illustrations” in the Prospectus:

 The information contained in both the explanation and “Hypothetical Illustrations” is out-of-date and should not be relied upon. In addition, current hypothetical illustrations for the new portfolios are not included in Appendix A.

The following paragraphs replace the paragraphs added by supplement on May 1, 2002 under the section on page 28 of the Prospectus under the heading “Allocation of Premiums and Cash Value – Transfers:”

 Disruptive Trading And Market Timing. Statement of Policy. This policy was not designed for the use of programmed, large, frequent, or short-term transfers. Such transfers may be disruptive to the underlying fund portfolios and increase transaction costs.

 Programmed, large, frequent, or short-term transfers among the subaccounts or between the subaccounts and the fixed account can cause risks with adverse effects for other policyowners (and beneficiaries and underlying fund portfolios). These risks and harmful effects include: (1) dilution of the interests of long-term investors in a subaccount if purchases or transfers into or out of an underlying fund portfolio are made at unit values that do not reflect an accurate value for the underlying fund portfolio’s investments (some “market timers” attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”); (2) an adverse effect on portfolio management, such as impeding a portfolio manager’s ability to sustain an investment objective, causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case, or causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio; and (3) increased brokerage and administrative expenses. These costs are borne by all policyowners invested in those subaccounts, not just those making the transfers.

 Do not invest with us except if you intend to conduct market timing or other disruptive trading.

 Detection. We have developed policies and procedures with respect to market timing and other transfers and do not grant exceptions thereto. We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee all harmful trading will be detected or that an underlying fund portfolio will not suffer harm from programmed, large, frequent, or short-term transfers among subaccounts of variable products issued by these other insurance companies.

 Deterrence. If we determine you are engaged in market timing or other disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other policy owners. As described below, restrictions may take various forms, and may include permanent loss of expedited transfer privileges. We consider transfers by telephone, fax, overnight mail, or the Internet to be “expedited” transfers. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.

 We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, the payment or transfer, or series of transfers, would have a negative impact on an underlying fund portfolio’s operations, if an underlying fund portfolio would reject or has rejected our purchase order, or because of a history of large or frequent transfers. We may impose other restrictions on transfers, such as requiring written transfer requests with an original signature conveyed only via U.S. Mail for all transfers, or even prohibit transfers for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege. We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of transfers we permit. We also reserve the right to reverse a potentially harmful transfer. For all of these purposes, we may aggregate two or more policies that we believe are connected.

 In addition to our internal policies and procedures, we will administer your policy to comply with state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time we are unable to purchase or redeem shares of any of the underlying fund portfolios.

The following information replaces the paragraph on page 33 of the Prospectus under the heading “Charges against the Series Account – Investment Advisory Fee.”

 The portfolios deduct management fees and expenses from the amounts you have invested in the portfolios. These fees and expenses reduce the value of your portfolio shares. Some portfolios also deduct 12b-1 fees from portfolio assets. See the fund prospectuses for more information.

 The following table shows the lowest and highest total operating expenses charged by the portfolios during the fiscal year ended December 31, 2003. Expenses of the portfolios may be higher or lower in the future. More detail concerning each portfolio’s fees and expenses is contained in the prospectuses for each portfolio.

Range of Expenses for the Portfolios 1, 2

                                                                                                                                            Minimum          Maximum

Total Portfolio Operating Expenses (total of all expenses that are deducted from

portfolio assets, including management fees, 12b-1 fee, and other expenses)                      0.38%                1.50%

Net Annual Portfolio Operating Expenses (total of all expenses that are

deducted from portfolio assets, including management fees, 12b-1 fee, and                        0.38%               1.45%

other expenses, after contractual waiver of fees and expenses)3

________________

1

The portfolio expenses used to prepare this table were provided to Western Reserve by the funds. Western Reserve has not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2003. Current or future expenses may be greater or less than those shown.

2

The table showing the range of expenses for the portfolios takes into account the expenses of several Series Fund asset allocation portfolios that are “funds of funds.” A “fund of funds” portfolio typically allocates its assets, within predetermined percentage ranges, among certain other Series Fund portfolios. Each “fund of funds” has its own set of operating expenses, as does each of the portfolios in which it invests. In determining the range of portfolio expenses, Western Reserve took into account the combined actual expenses for each of the “fund of funds” and for the portfolios in which it invests, assuming a constant allocation by each “fund of funds” of its assets among the portfolio identical to its actual allocation at December 31, 2003.

The range of Net Annual Portfolio Operating Expenses take into account contractual arrangements of 8 portfolios that require a portfolio’s investment adviser to reimburse or waive portfolio expenses until April 30, 2005.

The following is added under the section on page 42 of the Prospectus under the heading “Fixed Account – Allocations and Withdrawals:”

Fixed Account Transfers

 Currently, we allow you once per Policy year to transfer up to 100% of the amount in the fixed account. If we change this, we will notify you. This current restriction does not apply if you have selected dollar cost averaging.

 We reserve the right to limit the maximum amount you may transfer from the fixed account to the greater of:

•              25% of the amount in the fixed account; or

•              the amount you transferred from the fixed account in the immediately prior Policy year.

 We will make the transfer at the end of the valuation date on which we receive the request. We also reserve the right to require that you make the transfer request in writing and that we receive the written transfer request no later than 30 days after a Policy anniversary.

 We may also defer payment of any amounts from the fixed account for no longer than six months after we receive such written notice.

The following replaces the entire section under the heading “Experts” on page 51 of the Prospectus:

 The financial statements of WRL Series Life Account at December 31, 2003, and for each of the two years in the period ended December 31, 2003, have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

 The statutory-basis financial statements and schedules of Western Reserve at December 31, 2003 and 2002, and for each of the three years in the period ended December 31, 2003, have been audited by Ernst & Young LLP, independent auditors as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

For additional information, you may contact us at 1-800-851-9777, extension 6539 from 8:30a.m. – 7:00p.m. Eastern time or visit our website at: www.westernreserve.com. More information about AFSG, the principal underwriter for the Policies, is available at http:/www.nasdr.com or by calling 1-800-289-9999.

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